As filed with the Commission on September 19, 2018

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  July 25, 2018

UNIVERSAL RESOURCES

 (Name of registrant as specified in its Charter)

NEVADA	000-30520	98-0532725
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8560 Sunset Blvd., Suite 500, West Hollywood, CA	90069
(Address of principal executive offices)	(Zip Code)

(424) 313-3165

(Registrant’s telephone number, including area code)

(Former name if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☑.

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

Previous independent registered public accounting firm

(a) On or about June 1, 2014, Universal Resources (the “Registrant” or the “Company”) notified LL Bradford & Company, LLC (“LLB”) that was terminated as the Registrant’s independent registered public accounting firm. LLB was engaged by Registrant after the Registrant filed a Form 8-K on March 17, 2014 stated that its Form 10-K for the fiscal year ended March 31, 2013, the three (3) prior 10-Qs plus the two (2) 10-Qs subsequent to the 10-K could no longer be relied upon. The Company’s Board of Directors determined that it did not have sufficient funds available to re-file these financial statements. Accordingly, LLB was terminated, as foresaid. As of January 13, 2015, LLB had lost its authority to do audits and went out of business.

The report of Donahue & Associates, on the Company’s financial statements as of and for the fiscal year ended March 31, 2013, contained the explanatory paragraphs which noted that there was substantial doubt as to the Company’s ability to continue as a going concern as the Company has reported a net loss of for the year ended March 31, 2013 and had an accumulated deficit as of March 31, 2013, that raises doubt about its ability to continue as a going concern. Donahue & Associates resigned as the Registrant’s auditors on or about December 15, 2013.

From January 1, 2014, until on or about June 1, 2014, the Company never filed any of its reports on the Company’s financial statements for any period. It never had any disagreements with LLB on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to LLB‘s satisfaction, would reference thereto in their report.

From  January 1, 2014, until on or about June 1, 2014, there were no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company is not able to locate LLB to provide LLB with a copy of this disclosure set forth under this Item 4.01 and request whether or not it agrees with the above statements because of its going out of business as discussed above..

New independent registered public accounting firm

On July 25, 2018, (the “Engagement Date”), the Company engaged Fruci & Associates II, PLLC (“Fruci “) as its independent registered public accounting firm for the Company’s fiscal year ended March 31, 2019. Fruci is also doing the audits on the Company’s financial statements from and including fiscal year ended March 31, 2013 through March 31, 2018. The decision to engage Fruci as the Company’s independent registered public accounting firm was approved by the Company’s Board of Directors.

During the two most recent fiscal years and through the Engagement Date, the Company has not consulted with Fruci regarding either:

1.

the application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company nor oral advice was provided that Fruci   concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

2.

any matter that was either the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K and the related instructions thereto) or a reportable event (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K).

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial statements of businesses acquired.

Not applicable

(b)	Pro forma financial information.

Not applicable

(c)	Shell company transactions.

Not applicable

(d)	Exhibits

              None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIVERSAL RESOURCES

Dated: September 19, 2018	By:	/s/ Mikael Lundgren
Name: Mikael Lundgren
Title: Chief Executive Officer